SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
NOVEMBER 18, 2010

GLOBECOMM SYSTEMS INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
DELAWARE
(STATE OR OTHER JURISDICTION OF INCORPORATION)

000-22839	11-3225567
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)
45 Oser Avenue
Hauppauge, New York 11788
(ADDRESS OF PRINCIPAL EXECUTIVE
OFFICES)
(631) 231-9800
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)
Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
     On November 18, 2010, Globecomm Systems Inc. (the “Registrant”) held its 2010 Annual Meeting of Stockholders. The following proposals were voted on at the meeting with the following results:
Proposal No. 1. All nominees for election to the Board of Directors listed in the proxy statement for the 2010 Annual Meeting were elected as follows:

Nominee	For	Withheld	Broker Non-Votes
Richard E. Caruso	9,598,252	2,274,036	2,930,032
Keith A. Hall	11,559,079	313,209	2,930,032
David E. Hershberg	11,555,394	316,894	2,930,032
Harry L. Hutcherson, Jr.	11,562,964	309,324	2,930,032
Brian T. Maloney	9,270,617	2,601,671	2,930,032
Jack A. Shaw	9,591,427	2,280,861	2,930,032
A. Robert Towbin	11,252,381	619,907	2,930,032
C.J. Waylan	9,598,127	2,274,161	2,930,032
Proposal No. 2. The appointment of Ernst & Young LLP as independent registered public accounting firm of the Registrant for the fiscal year ending June 30, 2011 was ratified at the meeting by the following votes:

For	Against	Abstain
14,374,212	420,247	7,861

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Globecomm Systems Inc. (Registrant)
By:	/s/ Andrew C. Melfi
Name:	Andrew C. Melfi
Title:	Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)
Dated: November 23, 2010